UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Regional Management Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35477	57-0847115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B
Greer, South Carolina		29651
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (864) 448-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2024. At the Annual Meeting, the stockholders of the Company approved the Regional Management Corp. 2024 Long-Term Incentive Plan (the “2024 Plan”).

The 2024 Plan is intended to promote a closer identification of the interests of selected participants with those of the Company and its stockholders. The effective date of the 2024 Plan was May 16, 2024 (the "Effective Date"), and awards may be granted under the 2024 Plan until May 15, 2034 (subject to earlier plan termination). The 2024 Plan authorizes the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance share awards, performance unit awards, phantom stock awards, other stock-based awards, dividend equivalent awards, and/or any other award that may be granted under the 2024 Plan. The 2024 Plan is administered by the Board of Directors of the Company (the “Board”), or upon its delegation, by the Human Resources and Compensation Committee (the “Committee”) of the Board (subject to limited delegation as described in the 2024 Plan). Employees, directors, and consultants of the Company and its affiliates are eligible to participate if selected by the Committee.

Subject to adjustments as provided in the 2024 Plan, the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2024 Plan may not exceed the sum of (i) 381,000 shares plus, (ii) any shares remaining available for the grant of awards as of the Effective Date under the Company’s 2015 Long-Term Incentive Plan (the “Prior Plan”), plus (iii) any shares subject to an award granted under the Prior Plan which award is forfeited, cash-settled, cancelled, terminated, expires, or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited.

The maximum aggregate number of shares of common stock that may be issued under the 2024 Plan pursuant to the grant of incentive stock options is 381,000 shares. In addition, the maximum number of shares of common stock subject to awards granted to a non-employee director during any 12-month period, taken together with any cash fees paid to such non-employee director for Board service during such 12-month period, may not exceed $600,000 in total value.

The foregoing summary description of the 2024 Plan is qualified in its entirety by reference to the 2024 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1. The terms of the 2024 Plan are incorporated herein by reference. For additional information regarding the 2024 Plan, please refer to Proposal Three – “Approval of the Regional Management Corp. 2024 Long-Term Incentive Plan” on pages 62 -71 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2024 and the Company’s revised definitive proxy statement filed with the SEC on April 16, 2024 (the definitive proxy statement and revised definitive proxy statement together, the "Proxy Statement"). The Proxy Statement is available on the SEC's website at www.sec.gov.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 16, 2024. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Company’s Proxy Statement. The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the eight nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert W. Beck	7,905,694	180,587	640,808
Jonathan D. Brown	7,952,646	133,635	640,808
Roel C. Campos	7,644,061	442,220	640,808
Maria Contreras-Sweet	5,907,161	2,179,120	640,808
Michael R. Dunn	7,916,615	169,666	640,808
Steven J. Freiberg	7,350,206	736,075	640,808
Sandra K. Johnson	7,752,330	333,951	640,808
Carlos Palomares	7,362,952	723,329	640,808

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based on the following final voting results:

For	Against	Abstain
8,681,062	44,720	1,307

Approval of 2024 Long-Term Incentive Plan

The Company’s stockholders approved the Regional Management Corp. 2024 Long-Term Incentive Plan, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,212,603	845,232	28,446	640,808

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
5,439,229	2,615,825	31,227	640,808

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted, on an advisory basis, to conduct future advisory votes on named executive officer compensation every year, based on the following final voting results:

One Year	Two Years	Three Years	Abstain
7,192,635	4,157	885,155	4,334

The Company will include an advisory vote on named executive officer compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company’s 2030 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Regional Management Corp. 2024 Long-Term incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date:	May 20, 2024	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer